POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James McGrath and Deidre McCourt, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto filed by Lebenthal Funds, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                           /s/James A. Lebenthal
                                           -------------------------------------
                                           James A. Lebenthal

350146.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James McGrath and Deidre McCourt, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto filed by Lebenthal Funds, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                           /s/Victor Chang
                                           ------------------------------------
                                           Victor Chang

350146.1

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints James McGrath and Deidre McCourt, and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, in any and all capacities, the Registration Statement on Form N-1A, and any and all amendments thereto filed by Lebenthal Funds, Inc. (the "Fund") with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and under the Investment Company Act of 1940, as amended, and any and all other instruments which such attorney and agent deems necessary or advisable to enable the Fund to comply with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorney and agent shall do or cause to be done by virtue hereof.


                                           /s/Robert R. Godfrey
                                           ------------------------------------
                                           Robert R. Godfrey

350146.1